UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 18, 2012 (April 12, 2012)

Cleveland BioLabs, Inc.
(Exact Name of Issuer as Specified in Charter)

DELAWARE	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

73 High Street	14203
Buffalo, NY	(Zip Code)
(Address of Principal Executive Offices)

(716) 849-6810
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original Report”) of Cleveland BioLabs, Inc. (the “Company”) filed with the Securities and Exchange Commission on April 18, 2012.

The Original Report disclosed the material terms of the 2012 Executive Compensation Plan (the “Executive Compensation Plan”) attached thereto as Exhibit 10.1.  The Company is filing this Amendment in order to correct a clerical error in the weighting of the scientific and business goals and the personal goals set forth in the Executive Compensation Plan that was filed with the Original Report.  The corrected Executive Compensation Plan is attached as Exhibit 10.1 hereto, and is incorporated by reference herein.  Except as described herein, this Amendment does not modify or update any other information contained in the Original Report.

Item 9.01	Financial Statements and Exhibits
(d)

Exhibit No.	Description
10.1	2012 Executive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND BIOLABS, INC.

Date: April 30, 2012	By:	/s/ Yakov Kogan
		Name:	Yakov Kogan, Ph.D., M.B.A.
		Title:	Interim Chief Executive Officer